UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2005
                                                        ------------------

                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                   000-15540                  91-1223535
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(State or other jurisdiction        (Commission                (IRS employer
     of incorporation)              File Number)             identification No.)

               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 514-0700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 12, 2005, Frontier Financial Corporation ("Frontier") and NorthStar Financial Corporation ("NorthStar") entered into an Agreement and Plan of Mergers (the "Merger Agreement") pursuant to which NorthStar agreed to merge with and into Frontier (the "Merger"). Frontier is a bank holding company headquartered in Everett, Washington. The Merger contemplates that NorthStar's banking subsidiary, NorthStar Bank, will be merged with and into Frontier's banking subsidiary, Frontier Bank. The information set forth herein is qualified by reference to the Merger Agreement which is filed as part of this 8-K as
Exhibit 2.1.

     The Merger Agreement provides that, if the Merger is completed, NorthStar shareholders will receive 1.754 shares of Frontier common stock for each share of NorthStar common stock they own.

     Consummation of the Merger Agreement is subject to approval by regulatory authorities, approval by the shareholders of NorthStar, and certain other conditions set forth in the Merger Agreement. The Merger is expected to close during the first quarter of 2006.

Item 7.01 REGULATION FD DISCLOSURE

     On September 12, 2005, Frontier and NorthStar issued a joint press release announcing the Merger. The press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

    Exhibit 2.1 Agreement and Plan of Mergers, dated as of September 12, 2005, between NorthStar Financial Corporation and Frontier Financial Corporation

    Exhibit 99.1  Press Release dated September 12, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  September 13, 2005
                                         FRONTIER FINANCIAL CORPORATION


                                         By:/s/ Michael J. Clementz
                                            ------------------------------------
                                            Michael J. Clementz, President & CEO